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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2004


                              FTI CONSULTING, INC.
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               (Exact Name of Registrant as Specified in Charter)


Maryland                             001-14875              52-1261113
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)


            900 Bestgate Road, Suite 1000, Annapolis, Maryland 21401
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (410) 224-8770
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ITEM 9.  REGULATION FD DISCLOSURE.

        Information furnished pursuant to Item 9.

        On January 28, 2004, FTI Consulting, Inc. ("FTI" or the "Company") issued the attached Press Release announcing the unanticipated departure of a number of senior managing directors associated with the former FTI/Policano & Manzo practice, that is expected to lead to a further reduction of current revenue generating engagements, which reductions were not considered and reflected in the Company's prior earnings guidance. While the loss of engagements will impact future results of operations, the Company is still assessing the client relationships involved and at this time is not in a position to update its earnings guidance. The Company intends to update its guidance to reflect the impact of the recent departures when it has adequately assessed all available information. The full text of the Press Release is attached as Exhibit 99.1 hereto.

        The information included in this Item 9, including the Exhibit attached hereto, shall be deemed not to be "filed" for purposes of Section 18 of the Securities Act of 1934 and shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, regardless of any incorporation by reference language in any such filing.

          (c) Exhibits.

               Exhibit No.                    Description
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               99.1                    Press Release dated, January 28, 2004, of
                                       FTI Consulting, Inc.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   FTI CONSULTING, INC.



Dated: January 28, 2004                            By:  /S/ THEODORE I. PINCUS
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                                                   Theodore I. Pincus
                                                   Executive Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

               Exhibit No.                    Description
               -----------                    -----------

               99.1                    Press Release dated, January 28, 2004, of
                                       FTI Consulting, Inc.